                                                                   Exhibit 10.32


                                PROMISSORY NOTE
                                ---------------

$1,772,000                                                     November 30, 2000


WATTAGE MONITOR INC., a Nevada corporation (the "Borrower"), promises to pay to the lenders listed on Schedule I attached hereto (each a "Lender" collectively,
                      ----------
the "Lenders"), in immediately available funds, the principal sum of ONE MILLION SEVEN HUNDRED SEVENTY-TWO THOUSAND DOLLARS ($1,772,000), or such lesser amount as may constitute the aggregate unpaid principal amount of the Loans made to the Borrower by the Lenders pursuant to the Loan Agreement (as defined below), together with interest thereon at the rates and on the dates specified in the Loan Agreement of even date herewith by and among the Borrower and the Lenders (as the same may be amended, modified or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Loan Agreement.

All interest shall be computed for actual days elapsed on the basis of a year of 365 or 366 days, and in accordance with the Loan Agreement.

The Borrower hereby authorizes the Lenders to endorse on Schedule II attached
                                                         -----------
hereto, the principal amount of all Loans made by the Lenders to the Borrower under the Loan Agreement as well as the reductions to the aggregate principal amount of this Note which notations and endorsements shall constitute prima facie evidence of the information set forth therein, absent manifest error; provided, that the failure to make any such notations on such Schedule shall not limit or otherwise affect the obligations of the Borrower under the Loan Agreement or this Note.

The Borrower may prepay the Loans evidenced by this Note, in whole or in part, at any time and from time to time, without penalty or premium.

This Note is issued pursuant to, and is entitled to the benefits of, the Loan Agreement, to which Loan Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions under which the Maturity Date of this Note may be accelerated.

This Note shall be secured pursuant to the terms of that certain Security Agreement by and among the Borrower and the Lenders, dated the date hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to such state's internal conflicts of laws principles.

With respect to any suit, action or proceeding relating to this Note or any of the Loan Documents, the Borrower irrevocably (a) submits to the non-exclusive jurisdiction of the courts in the State of New York and the United States District Court located in the Borough of Manhattan in New York City; and (b) waives any objection which it may have at any time to the laying of venue of any such suit, action or proceeding brought in any such court, waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum and further waives the right to object with respect to any such suit, action or proceeding that such court does not have any jurisdiction over it.

Nothing contained herein shall limit or impair the right of the Lenders to institute any suit, action, motion or proceeding in any other court of competent jurisdiction, nor shall the taking of any suit, action or proceeding in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

The Borrower irrevocably appoints the following process agent to receive, for it and on its behalf, service of process in any suit, action or proceedings relating to this Note: CT Corporation System, 1633 Broadway, New York, New York 10019. If for any reason the Borrower's process agent is unable to act as such, the Borrower will promptly notify the Lenders and within thirty (30) days appoint a substitute process agent acceptable to the Lenders. Nothing in this Note will affect the right of the Lenders to serve process in any other manner permitted by law.

The Borrower hereby irrevocably waives all right to trial by jury in any suit, action or proceeding arising out of or relating to this Note or any other Loan Documents.


                            [SIGNATURE PAGE FOLLOWS]

                              WATTAGE MONITOR INC.



                              By: /s/ Gerald R. Alderson
                                  ------------------------
                                  Gerald R. Alderson
                                  President

                                   SCHEDULE I


                                    LENDERS

Lender (Name/Address/Phone)
---------------------------

RHL Ventures LLC
c/o Wit SoundView Ventures
826 Broadway, 6/th/ Floor
New York, NY  10003
Attn:  Robert H. Lessin
212-253-4400
Email:  rlessin@witsoundview.com

Gerald Alderson
c/o Wattage Monitor
1100 Kietzke Lane
Reno, NV  89502
775-327-6000
Email:  galderson@wmonitor.com

Verus Group
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn:  Ajmal Khan, President
604-669-5930
Email:  princeajmalkhan@aol.com

SDK Investments LLC
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY  10013
Attn:  Stephen Klein
212-462-4662
Email:  sk@iballs.com

Stephen Klein
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY  10013
212-462-4662
Email:  sk@iballs.com

Marousa Dumaresq
1626 Drummond Drive
Vancouver, British Columbia
Canada V6T 1B6
604-685-3362
Email:  neechanz@direct.ca

Stratosphere International Ltd.
c/o Verus International Ltd.
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn: Joel Dumaresq
604-685-3362
Email:  neechanz@direct.ca

Jonathan Cohen
10 Larkspur Lane
Greenwich, CT  06831
212-253-5205
Email:  jcohen@witsoundview.com

                                  SCHEDULE II

                               LOANS AND PAYMENTS

                  Principal Amount     Principal Amount      Unpaid Principal
     Date           of Loan Made         of Loan Paid             Balance           Notation Made By
     ----           ------------         ------------             -------           ----------------
   12/28/00           $332,000             $332,000                  $0             RHL Ventures LLC
   12/28/00           $215,000             $215,000                  $0             Gerald Alderson
   12/28/00           $ 60,000             $ 60,000                  $0             Verus Group
   12/28/00           $ 40,000             $ 40,000                  $0             SDK Investments LLC
   12/28/00           $ 30,000             $ 30,000                  $0             Stephen Klein
   12/28/00           $ 20,000             $ 20,000                  $0             Marousa Dumaresq
                                                                                    Stratosphere
   12/28/00           $ 10,000             $ 10,000                  $0             International Ltd.
   12/28/00           $ 50,000             $ 50,000                  $0             Jonathan Cohen